EXHIBIT 99.2

 Q1 2020 Financial results  May 13, 2020

 FORWARD LOOKING STATEMENTS  Statements in this presentation regarding our business that are not historical facts are “forward-looking statements” that involve risks and uncertainties which could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements generally can be identified by the use of forward-looking terminology, such as “expected,” “excited,” “guidance,” “believe,” “expect,” “may,” “outlook,” “forecast,” “intend,” “could,” “project,” “estimate,” “anticipate,” “should,” “plan” and similar terminology. These risks and uncertainties include factors such as:the impact of the COVID-19 pandemic and related measures taken by governmental or regulatory authorities to combat the pandemic, including the impact of the pandemic and these measures on the economies and demand for our products in the states where we sell them, and on our customers, suppliers, labor force, business, operations and financial performance; unpredictable weather and macroeconomic factors that may negatively impact the repair and remodel and new construction markets and the construction industry generally, especially in the state of Florida and the western United States, where the substantial portion of our sales are currently generated, and in the U.S. generally; changes in raw material prices, especially for aluminum, glass and vinyl, including, price increases due to the implementation of tariffs and other trade-related restrictions; our dependence on a limited number of suppliers for certain of our key materials; our dependence on our impact-resistant product lines and contemporary indoor/outdoor window and door systems, and on consumer preferences for those types and styles of products; the effects of increased expenses or unanticipated liabilities incurred as a result of, or due to activities related to, our acquisitions of NewSouth and Western Window Systems; our level of indebtedness, which increased in connection with our acquisition of Western Window Systems, and increased further in connection with our acquisition of NewSouth; increases in bad debt owed to us by our customers in the event of a downturn in the home repair and remodeling or new home construction channels in our core markets and our inability to collect such debt;the risks that the anticipated cost savings, synergies, revenue enhancement strategies and other benefits expected from our acquisitions of NewSouth and Western Window Systems may not be fully realized or may take longer to realize than expected or that our actual integration costs may exceed our estimates; increases in transportation costs, including due to increases in fuel prices; our dependence on our limited number of geographically concentrated manufacturing facilities; sales fluctuations to and changes in our relationships with key customers; federal, state and local laws and regulations, including unfavorable changes in local building codes and environmental and energy code regulations; risks associated with our information technology systems, including cybersecurity-related risks, such as unauthorized intrusions into our systems by “hackers” and theft of data and information from our systems, and the risks that our information technology systems do not function as intended or experience temporary or long-term failures to perform as intended; product liability and warranty claims brought against us; in addition to the acquisitions of NewSouth and Western Window Systems, our ability to successfully integrate businesses we may acquire in the future, or that any business we acquire may not perform as we expected at the time we acquired it; and the other risks and uncertainties discussed under “Risk Factors” in Part II, Item 1A of our Quarterly Report on Form 10-Q for the quarter ended April 4, 2020, and “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 28, 2019 and our other SEC filings.Forward looking statements in this presentation include our expectations regarding: (i) the impact of our strategic pillars on customer and shareholder value; (ii) our financial flexibility, including our ability to minimize and prioritize capital expenditures, reduce discretionary spending and manage costs through initiatives, optimize net working capital, and focus on preserving cash; (iii) our balance sheet and liquidity positions; (iv) driving margin through strategic growth projects; (v) maintaining a conservative capital structure; (vi) our long-term target net debt-to-EBITDA ratio; (vii) the possible timing and benefits of any future acquisitions; (viii) expansion into new geographies, customer markets or different marketing positioning; (ix) continuing to invest in talent and R&D; (x) continued focus on operational efficiencies; (xi) execution of our strategy creating long-term shareholder value; and, (xii) being well positioned with diversified product portfolio to capture profitable growth. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except as required by law, the Company undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances from the date of this presentation.   2

 Use of Non-GAAP Financial Measures  This presentation and the financial schedules include financial measures and terms not calculated in accordance with U.S. generally accepted accounting principles (GAAP). We believe that presentation of non-GAAP measures such as adjusted net income, adjusted net income per share, and adjusted EBITDA provides investors and analysts with an alternative method for assessing our operating results in a manner that enables investors and analysts to more thoroughly evaluate our current performance compared to past performance. We also believe these non-GAAP measures provide investors with a better baseline for assessing our future earnings potential. The non-GAAP measures included in this release are provided to give investors access to types of measures that we use in analyzing our results.Adjusted net income consists of GAAP net income adjusted for the items included in the accompanying reconciliation. Adjusted net income per share consists of GAAP net income per share adjusted for the items included in the accompanying reconciliation. We believe these measures enable investors and analysts to more thoroughly evaluate our current performance as compared to the past performance and provide a better baseline for assessing the Company's future earnings potential. However, these measures do not provide a complete picture of our operations.Adjusted EBITDA consists of net income, adjusted for the items included in the accompanying reconciliation. We believe that adjusted EBITDA provides useful information to investors and analysts about the Company's performance because they eliminate the effects of period-to-period changes in taxes, costs associated with capital investments and interest expense. Adjusted EBITDA does not give effect to the cash the Company must use to service its debt or pay its income taxes and thus does not reflect the actual funds generated from operations or available for capital investments.Our calculations of adjusted net income and adjusted net income per share, and adjusted EBITDA are not necessarily comparable to calculations performed by other companies and reported as similarly titled measures. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP but should not be considered a substitute for or superior to GAAP measures. Schedules that reconcile adjusted net income, adjusted net income per share, and adjusted EBITDA to GAAP net income are included in the financial schedules accompanying this release.Adjusted EBITDA as used in the calculation of the net debt-to-Adjusted EBITDA ratio, consists of our adjusted EBITDA as described above, but for the trailing twelve-month period, adjusted pursuant to the covenants contained in our credit agreements.  3

RESPONSE TO COVID-19

Safeguards in Place

- Following World Health Organization and U.S. Centers for Disease Control and Prevention guidelines for personal health and safety
- Increasing cleaning frequency and enhancing sanitization of all facilities
- Adjusting production schedules and operations to promote social distancing
- Restricting external visitor access to facilities
- Implementing work at home programs where possible
- Restricting all nonessential air travel

Financial Flexibility

- Current available liquidity of $144 million, including cash on hand of $68 million and undrawn revolver capacity of $76 million
- No scheduled debt payments required until maturity of $64 million term loan due October 2022
- Minimizing capital expenditures
- Reducing discretionary spending
- Optimizing net working capital
- Focusing on preserving cash



Team Members, Customers and Communities Are Our Top Priority

PGT INNOVATIONS
INVENT. BUILD. DELIVER.
4

 Executing 4 strategic pillars expected to create long-term  Customer and Shareholder Value   01.Driving brand recognition, loyalty and growth with customer-centric innovation  02.Attracting and retaining talented, dedicated leaders to drive our business  03.Investing in our business and scaling our operations to meet expected increasing long-term demand  04.Strategically allocating capital generated from our free cash flow to support profitable growth                                                  5

 First Quarter key Messages    Q1 2020  vs. Q1 2019    Net Sales  $220M  27%   ↑  Gross Margin  36.8%  1.3%  ↑  Adj. EBITDA1 Margin  17.9%  1.6%  ↑  HighlightsStrong legacy organic sales growth of 18% $16 million sales contribution from NewSouthMargins benefitting from higher sales and lower direct labor and material costsAdditional cost savings expected to be realized from consolidation of manufacturing footprint  1. Refer to reconciliation to GAAP.  6

MARKET PERFORMANCE: LEGACY BUSINESS (SEBU[1] & WEBU[2])

SEBU[1] YoY Order Growth


27%
48%
28%
38%
29%
6%
-10%
Oct 2019
Nov
Dec
Jan 2020
Feb
Mar
Apr

WEBU[2] YoY Order Growth


23%
-16%
9%
18%
23%
0%
-23%
Oct 2019
Nov
Dec
Jan 2020
Feb
Mar
Apr

Legacy Backlog[3] ($000s)


$68,400
GROWTH
30%
$89,100
GROWTH
11%
$98,600
Q1 2019
Q1 2020
April 2020

Commentary

- Q1'20 order entry up 23% in legacy SEBU and 13% in WEBU; 21% overall growth in organic orders
- Q1'20 legacy backlog up 30% YoY
- April orders down 10% YoY for legacy SEBU and 23% YoY for WEBU; legacy backlog continued to grow in April as we build capacity
- NewSouth retail orders increased over 50% YoY in Q1'20 and over 40% YoY in April; retail backlog of ~$25M at end of Q1'20, grew to ~$28M in April

INVENT. BUILD. DELIVER.

1. Southeastern Business Unit, excludes NewSouth; 2. Western Business Unit; 3. Excludes NewSouth.

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 Q1 2020 RESULTS    Q1 2020  vs. Q1 2019    Net Sales  $220M  27%   ↑  Gross Margin  36.8%  1.3%  ↑  Adjusted EBITDA1  $39.4M  39%  ↑  Adj. Diluted EPS1  $0.28  75%  ↑  HighlightsStrong organic sales growth in both R&R and New Construction; benefit of extra selling week vs prior year quarterSoutheastern Business Unit sales up organically 18% YoY with corporate builder and out-of-state sales each growing approximately 30% YoYWestern Business Unit sales up 14% YoYNewSouth sales growth met internal expectationsPlant consolidation expected to reduce annualized operating expenses by $3.5M – $3.8M  1. Refer to reconciliation to GAAP.  8

 Balance sheet and Liquidity Update  NET LEVERAGE    Total Debt Outstanding   $429.0M  Less: Cash   $67.6M  Net Debt   $361.4M  LTM Adj EBITDA  $150.0M  Net Debt to Adj EBITDA  2.4x  LIQUIDITY PROFILE    Cash   $67.6M  Unused Credit Capacity   $76.0M  Total Available Liquidity   $143.6M  Senior Notes (Aug 2026)  $365.0M  Revolving Credit (Oct 2022)  $64.0M  Total Debt Outstanding  $429.0M  Debt Maturity Schedule    Term Loan  Senior Notes  COMMENTARYStrong and flexible balance sheet positions Company to navigate uncertainty due to the pandemicTerm loan of $64 million maturing in 2022, senior notes due 2026Net debt to adjusted EBITDA ratio of 2.4x pro forma for NewSouth acquisitionCost management initiatives and prioritized capital expenditures  9

STRONG BALANCE SHEET


Net Debt[1] and Leverage Ratio[2]
ACQUIRED
Impact Resistant Windows & Doors
ACQUIRED
WINDOOR
ACQUIRED
western window systems
ACQUIRED
NewSouth WINDOW SOLUTIONS
$47 $44 $156 $157 $150 $151 $143 $136 $253 $239 $234 $225 $225 $214 $199 $190 $190 $160 $355 $326 $334 $294 $297 $282 $361
1.0x 3.5x 2.0x 3.3x 1.6x 2.5x 2.4x
Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20
Net Debt
Leverage Ratio

Highlights

- Ended Q1 2020 with net debt of $361 million, up from $282 million in Q4 2019 driven by $50 million of senior notes in conjunction with NewSouth acquisition
- Net debt to trailing-twelve month adjusted EBITDA of 2.4 times, pro forma for NewSouth acquisition
- Proven track record of deleveraging following acquisitions

INVENT. BUILD. DELIVER.

1. Net debt is total consolidated funded indebtedness as of 04/04/2020 and calculated in accordance with our credit agreement. Adjusted EBITDA is calculated in accordance with our credit agreement. Refer to reconciliation to GAAP. 2. Leverage ratio defined as net debt divided by trailing-twelve-month adjusted EBITDA; refer to reconciliation to GAAP.

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Long-Term Capital Allocation priorities; primary focus for 2020 to preserve cash    11  INTERNAL INVESTMENT      Strategic growth projects expected to drive margin improvement  01  DEBT REDUCTION      Expect to maintain a strong balance sheet and conservative capital structureLong-term target Net Debt to EBITDA Ratio of 2x – 3x  02  STRATEGIC ACQUISITIONS      Any potential future acquisitions most likely 2021 or beyondOver the long term, strategic acquisitions are expected to grow shareholder valueExpansion into new geographies, customer markets or different market positioning  03

 12  Why Invest inPGT Innovations    01  National leader in growing premium impact-resistant and indoor / outdoor window and door category  02  Expect to continue investing in talent and R&D to remain an industry leader in innovation and product development  03  Continued focus on operational efficiencies expected to drive additional margin expansion  04  Execution of our strategy expected to create long-term customer and shareholder value  05  Well positioned with diversified product portfolio to capture profitable growth in new construction and R&R channels

 Q&A

 Appendix  Reconciliation to Adjusted Net Income, Adjusted Net Income per Share-diluted, Adjusted EBITDA, and Adjusted EBITDA per our bank covenants

 Reconciliation of GAAP to NON-gaap MEASURES(unaudited - in thousands, except per share amounts)THREE MONTHS ENDED APRIL 4, 2020 AND MARCH 30, 2019  15      THREE MONTHS ENDED          4/4/2020    3/30/2019

 16    Reconciliation of GAAP to NON-gaap MEASURES(unaudited - in thousands, except per share amounts)THREE MONTHS ENDED APRIL 4, 2020 AND MARCH 30, 2019

 Reconciliation of GAAP to NON-gaap MEASURES(in MILLIONS)  17

 18    Reconciliation of GAAP to NON-gaap MEASURES  Represents the total of the adjustments consistent with previously published and publicly available earnings releases as issued by the Company relating to the period for which the total adjustments is presented.Beginning in 2018, the Company updated its reporting of adjusted EBITDA for its publicly issued earnings to exclude non-cash stock-based compensation expense. As such, the total of the adjustments per previously published earnings as presented herein will not agree to the total adjustments as previously issued for periods prior to 2018, as they have been revised as a result of this change in presentation.Calculated in accordance with the covenants pursuant to the Company’s then existing credit agreement, which includes adjustments for expected cost savings, operating expense reductions and synergies related to acquisitions, as well as the earnings of the acquired entity on a pro forma basis for any pre-acquisition period within the trailing twelve-months relating to the period of the calculation.